SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of report
                       (Date of earliest event reported):
                                  May 25, 2004
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                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-50052              06-1393745
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
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                                 (212) 653-1600



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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events

      On May 25, 2004, Cosi, Inc. (the "Company") issued a press release announcing that it will open a new support center in Chicago to provide a more appropriate infrastructure for executing future restaurant development and oversight. The Company announced that it expects the transition from its current support facility to a Chicago facility to take place this summer and to be substantially complete in September. The existing support facility, in New York City, will remain open through that time. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7(c).  Exhibits

99.1  Press Release of Cosi, Inc., dated as of May 25, 2004.

                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  May 27, 2004

                                          /s/ Kevin Armstrong
                                         ----------------------------
                                         Name: Kevin Armstrong
                                         Title: Chief Executive Officer





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                                  EXHIBIT INDEX

                                                                    Paper (P) or
      Exhibit No.                Description                      Electronic (E)
      -----------                ------------                     --------------

      99.1              Press Release of Cosi, Inc.,                    E
                        dated as of May 25, 2004.